EXHIBIT 10.4
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                              ENGAGEMENT AGREEMENT


FAIRMOUNT CHEMICAL CO., INC. ("FMT") of 117 Blanchard Street, Newark, NJ 077105 hereby agrees to engage CREDITADE INTERNATIONAL, INC. (the "Company") of 352 Florida Hill Road, Ridgefield CT 06877 for the provision of the services of Jerrel Branson for the period commencing 13 January 2002 and continuing for a period of ninety (90) days thereafter for management and financial consultancy services.

FMT shall pay to Company against invoice every second Monday commencing 13 January 2002 the amount of $3000.00 per week, in advance, by check.




                                                /S/ Glen da Mota
                                                ----------------------------
                                                Glen da Mota
                                                For and on behalf of the
                                                Board of Directors